UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2021

DICERNA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)

(617) 621-8097

(Registrant’s telephone number, including area code)

33 Hayden Avenue

Lexington, Massachusetts 02421

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

The information contained in Exhibit 99.1 and described in Item 7.01 of this Form 8-K, as it relates to the cash balance of Dicerna Pharmaceuticals, Inc. (the “Company”) for the year ended December 31, 2020, is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

Corporate Presentation

The Company from time to time presents or distributes to the investment community at various industry and other conferences slide presentations to provide updates and summaries of its business. The Company is posting to the “Investors” portion of its website at http://investors.dicerna.com/ a copy of its current corporate slide presentation. These slides are attached to this Current Report on Form 8-K as Exhibit 99.1. The Company undertakes no obligation to update, supplement, or amend the materials attached hereto as Exhibit 99.1.

Belcesiran Candidate

The Company updated its disclosure related to its alpha-1 antitrypsin deficiency-associated liver disease (“AATLD”) development program. Based on an assessment of data and other considerations related to the Company’s belcesiran (formerly DCR-A1AT) candidate and Alnylam’s ALN-AAT02 candidate, both investigational therapies in development for the treatment of AATLD, the Company selected belcesiran for clinical advancement, with an expected first half 2021 Phase 2 clinical trial initiation.

The information in Items 2.02 and 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K has been prepared by Dicerna Pharmaceuticals, Inc. (“we,” “us,” “our,” “Dicerna,” or the “Company”) and includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Examples of forward-looking statements include, among others, statements we make regarding: (i) the therapeutic and commercial potential of nedosiran, RG6346 (RO7445482), belcesiran (formerly known as DCR-A1AT) and the GalXC™ platform; (ii) expectations about our cash, cash equivalents, and marketable securities; (iii) research and development plans and timelines, as well as regulatory pathways and plans, related to nedosiran, RG6346, belcesiran, and GalXC; (iv) the potential of Dicerna’s technology and drug candidates in the Company’s research and development pipeline, including our pipeline expansion efforts and expectations; (v) the Company’s collaborations with Novo Nordisk A/S; Roche; Eli Lilly and Company; Alexion Pharmaceuticals, Inc.; Boehringer Ingelheim International GmbH; and Alnylam Pharmaceuticals, Inc.; and (vi) the Company’s strategy, business plans, and focus. The process by which an early-stage investigational therapy such as nedosiran and an early-stage platform such as GalXC could potentially lead to an approved product is long and subject to significant risks. Applicable risks and uncertainties include, but are not limited to, those risks identified under the heading “Risk Factors” included in the Company’s most recent Form 10-K filing and in other subsequent filings with the Securities and Exchange Commission. These risks and uncertainties include, among others, the impact to, and potential for delays in, the current and future conduct of the business of the Company, its clinical programs and operations as a result of the COVID-19 pandemic; the cost, timing, and results of preclinical studies and clinical trials and other development activities; the likelihood of Dicerna’s clinical programs being executed within timelines provided and reliance on the Company’s contract research organizations and predictability of timely enrollment of subjects and patients to advance Dicerna’s clinical trials; the potential for future data to alter initial, interim, and preliminary results of clinical trials, including the multidose data from the PHYOX™3 trial of nedosiran; the unpredictability of the duration and results of the regulatory review of Investigational New Drug (“IND”) applications and Clinical Trial Applications that are necessary to continue to advance and progress the Company’s clinical programs and the regulatory review of submissions relevant to regulatory agencies for marketing approvals, including New Drug Applications (“NDAs”); market acceptance for approved products and innovative therapeutic treatments; competition; the possible impairment of, inability to obtain and costs of obtaining needed intellectual property rights; possible safety or efficacy concerns that could emerge as new data are generated in R&D; that the Company may not realize the intended benefits of its collaborations; general business, financial and accounting risks; and the risks and potential outcomes from litigation. Dicerna is providing this information as of this date and does not undertake any obligation to update or revise it, whether as a result of new information, future events, or circumstances or otherwise. Additional information concerning Dicerna and its business may be available in press releases or other public announcements and public filings made after the date of this information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Dicerna Pharmaceuticals, Inc. corporate presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2021	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas M. Fambrough, III
Douglas M. Fambrough, III, Ph.D.
Chief Executive Officer